EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Macrogenics, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 4th day of February, 2015.

MPM BIOVENTURES II, L.P.		MPM BIOVENTURES II-QP, L.P.

By:	MPM Asset Management II, L.P.,	By:	MPM Asset Management II, L.P.,
	its General Partner		its General Partner

By:	MPM Asset Management II LLC,	By:	MPM Asset Management II LLC,
	its General Partner		its General Partner

By:	/s/ Luke Evnin	By:	/s/ Luke Evnin
	Name: Luke Evnin		Name: Luke Evnin
	Title: Investment Manager		Title: Investment Manager

MPM BIOVENTURES GMBH & CO. PARALLEL-		MPM ASSET MANAGEMENT INVESTORS 2000B LLC
BETEILIGUNGS KG

By:	MPM Asset Management II LP, in its capacity as the
Special Limited Partner		By:	/s/ Luke Evnin
Name: Luke Evnin
By:	MPM Asset Management II LLC, its General Partner		Title: Investment Manager

By:	/s/ Luke Evnin
Name: Luke Evnin
Title: Investment Manager

MPM BIOVENTURES IV STRATEGIC FUND, L.P.

By:	MPM BioVentures IV GP LLC,
its General Partner

By:	MPM BioVentures IV LLC,
its Managing Member

By:	/s/ Luke Evnin
Name: Luke Evnin
Title: Member

MPM ASSET MANAGEMENT II L.P.		MPM ASSET MANAGEMENT II LLC

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Luke Evnin	By:	/s/ Luke Evnin
	Name: Luke Evnin		Name: Luke Evnin
	Title: Investment Manager		Title: Investment Manager

MPM BIOVENTURES IV GP LLC		MPM BIOVENTURES IV LLC

By:	MPM BioVentures IV LLC,	By:	/s/ Luke Evnin
	its Managing Member	Name:	Luke Evnin
		Title:	Member

By:	/s/ Luke Evnin
Name:	Luke Evnin
Title:	Member

	/s/ Ansbert Gadicke		/s/ Luke Evnin
	Ansbert Gadicke		Luke Evnin

	/s/ Nicholas Galakatos		/s/ Michael Steinmetz
	Nicholas Galakatos		Michael Steinmetz

	/s/ Kurt Wheeler		/s/ Todd Foley
	Kurt Wheeler		Todd Foley

	/s/ James Paul Scopa		/s/ Vaughn M. Kailian
	James Paul Scopa		Vaughn M. Kailian